                                                                     EXHIBIT 3.1


                            ARTICLES OF INCORPORATION


Pursuant to the provisions of "The Business Corporation Act of 1983", the undersigned incorporator(s) hereby adopt the following Articles of Incorporation.

ARTICLE ONE       The name of the corporation is      LIFEWAY FOODS, INC.
                                                --------------------------------

ARTICLE TWO       The name and address of the initial registered agent and its registered office are:

                  Registered Agent:      LAWRENCE H. BINDEROW
                                   -------------------------------------

                  Registered Office:  105 WEST MADISON STREET,      SUITE 1204
                                    --------------------------------------------

                                      CHICAGO, IL 60602            COOK COUNTY
                                    --------------------------------------------

ARTICLE THREE     The purpose or purposes for which the corporation is organized are:

                  THE TRANSACTION OF ANY AND ALL LAWFUL BUSINESSES FOR WHICH CORPORATIONS MAY BE INCORPORATED UNDER THE ILLINOIS BUSINESS CORPORATION ACT.

ARTICLE FOUR      Paragraph 1: The authorized shares shall be:

                           CLASS                     PAR VALUE PER SHARE      NUMBER OF SHARES AUTHORIZED
                  ----------------------------------------------------------------------------------------------
                          Common                            NPV                       5,000,000

                  Paragraph 2: The preferences, qualifications, limitations, restrictions and the special or relative rights in respect of the shares of each class are:

                                            NONE

ARTICLE FIVE      The number of shares to be issued initially, and the
                  consideration to be received by the corporation therefor, are:

                                 PAR VALUE           NUMBER OF SHARES                CONSIDERATION TO BE
                      CLASS      PER SHARE         PROPOSED TO BE ISSUED              RECEIVED THEREFOR
                  ------------------------------------------------------------------------------------------------
                     Common        NPV                   1,000                           $1,000.00
                  ------------------------------------------------------------------------------------------------
                                                                                TOTAL    $1,000.00

                              ARTICLE SIX OPTIONAL

                  The number of directors constituting the initial board of directors of the corporation is TWO and the names and addresses of the persons who are to serve as directors until the first annual meeting of shareholders or until their successors be elected and qualify are:
                        NAME                       RESIDENTIAL ADDRESS
                  --------------------------------------------------------------
                  Michael Smolyansky        5246 Foster Avenue, Skokie, IL 60077
                  --------------------------------------------------------------
                  Edward Pucossi            1607 West Thome, Chicago, IL 60645

ARTICLE SEVEN  OPTIONAL

                  (a)      It is estimated that the value of all property to be
                           owned by the corporation for the following year
                           wherever located will be:                             $
                                                                                  ---------
                  (b)      It is estimated that the value of the property to be
                           located within the State of Illinois during the
                           following year will be:                               $
                                                                                  --------
                  (c)      It is estimated that the gross amount of business
                           which will be transacted by the corporation during
                           the following year will be:                           $
                                                                                  --------
                  (d)      It is estimated that the gross amount of business
                           which will be transacted from places of business in
                           the State of Illinois during the following year will
                           be:                                                   $
                                                                                  --------

ARTICLE EIGHT OTHER PROVISIONS

                  Attach a separate sheet of this size for any other provision to be included in the Articles of Incorporation, e.g., authorizing pre-emptive rights; denying cumulative voting; regulating internal affairs; voting majority requirements; fixing a duration other than perpetual; etc.

                       NAMES & ADDRESSES OF INCORPORATORS

         The undersigned incorporator(s) hereby declare(s), under penalties of perjury, that the statements made in the foregoing Articles of Incorporation are true.

DATED  May 13, 1986.

                 SIGNATURES AND NAMES                             POST OFFICE ADDRESS
         1. /s/ Michael Smolyansky                          1. 5246 FOSTER AVENUE
            ------------------------------------------         -------------------------------------
                Signature                                           Street

                MICHAEL SMOLYANSKY                             SKOKIE,           ILLINOIS      60077
            ------------------------------------------         -------------------------------------
                Name                                           City/Town        Date            Zip

         2. /s/ Ed Pucossi                                  2. 1607 WEST THOME
            ------------------------------------------         -------------------------------------
                Signature                                           Street

                EDWARD PUCOSSI                                 CHICAGO,          ILLINOIS      60645
            ------------------------------------------         -------------------------------------
                Name                                           City/Town        Date            Zip

                              ARTICLES OF AMENDMENT


Pursuant to the provisions of "The Business Corporation Act of 1983", the undersigned corporation hereby adopts these Articles of Amendment to its Articles of Incorporation.

ARTICLE ONE       The name of the corporation is      LIFEWAY FOODS, INC.
                                                --------------------------------

ARTICLE TWO       The following amendment of the Articles of Incorporation
                  was adopted on May 8 , 1987 in the manner indicated below.

                  By a majority of the incorporators, provided no directors were named in the articles of incorporation and no directors have been elected; or by a majority of the board of directors, in accordance with Section 10.10, the corporation having issued no shares as of the time of adoption of this amendment;

                  By a majority of the board of directors, in accordance with
                  Section 10.15, shares having been issued but shareholder action not being required for the adoption of the amendment;

                  By the shareholders, in accordance with Section 10.20, a resolution of the board of directors having been duly adopted and submitted to the shareholders. At a meeting of shareholders, not less than the minimum number of votes required by statute and by the articles of incorporation were voted in favor of the amendment;

             X By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by shareholders having not less than the minimum number of votes required by statute and by the articles of incorporation. Shareholders who have not consented in writing have been given notice in accordance with Section 7.10;

                  By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors have been duly adopted and submitted to the shareholders. A consent in writing has been signed by all the shareholders entitled to vote on this amendment.

                                     Page 2
                                   Resolution

RESOLVED: THAT BY RESOLUTION OF THE BOARD OF DIRECTORS, AFFIRMED BY A UNANIMOUS VOTE BY THE SHAREHOLDERES OF THE CORPORATION, THE CORPORATE OFFICERS, DIRECTORS, AND SHAREHOLDERS HEREBY AGREE THAT THE NUMBER OF SHARES OF CORPORATE STOCK, AUTHORIZED TO BE ISSUED, SHALL BE INCREASED TO 10,000,000 SHARES.

ADDITIONALLY, IT IS RESOLVED THAT THE COMPANY'S AUTHORIZED CAPITAL IS TO INCLUDE 2,500,000 SHARES OF PREFERRED STOCK, WITH NO PAR VALUE. THE BOARD OF DIRECTORS IS GRANTED DISCRETION UNDER THE ARTICLES OF INCORPORATION OF THE COMPANY TO ASSIGN RIGHTS AND PRIVILEGES TO THE SHARES OF PREFERRED STOCK.

ADDITIONALLY, IT IS RESOLVED THAT THE CORPORATION MAY DIVIDE AND ISSUE THE PREFERRED SHARES IN SERIES. PREFERRED SHARES OF EACH SERIES WHEN ISSUED SHALL BE DESIGNATED TO DISTINGUISH THEM FROM THE SHARES OF ALL OTHER SERIES. THE BOARD OF DIRECTORS IS HEREBY EXPRESSLY VESTED WITH AUTHORITY TO DIVIDE THE CLASS OF PREFERRED SHARES INTO SERIES AND TO FIX AND DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF THE SHARES OF ANY SUCH SERIES SO ESTABLISHED TO THE FULL EXTENT PERMITTED BY THE ARTICLES OF INCORPORATION AND ALL AMENDMENTS MADE THERETO, AND THE LAWS OF THE STATE OF ILLINOIS IN RESPECT OF THE FOLLOWING:

         (A) THE NUMBER OF SHARES TO CONSTITUTE SUCH SERIES, AND THE DISTINCTIVE DESIGNATIONS THEREOF;

         (B) THE RATE AND PREFERENCE OF DIVIDENDS, IF ANY, THE TIME OF PAYMENT OF DIVIDENDS ARE CUMULATIVE AND THE DATE FROM WHICH ANY DIVIDEND SHALL ACCRUE;

         (C) WHETHER SHARES MAY BE REDEEMED AND, IF REDEEMED TO BE RETIRED AS CANCELLED SHARES OF THE CORPORATION OR SUCH SHARES MAY CONSTITUTE AUTHORIZED BUT UNISSUED SHARES;

         (D) THE AMOUNT PAYABLE UPON SHARES IN EVENT OF INVOLUNTARY LIQUIDATION;

         (E) THE AMOUNT PAYABLE UPON SHARES IN EVENT OF VOLUNTARY LIQUIDATION;

         (F) SINKING FUND OR OTHER PROVISIONS, IF ANY FOR THE REDEMPTION OR PURCHASE OF SHARES;

         (G) THE TERMS AND CONDITIONS ON WHICH SHARES MAY BE CONVERTED, IF THE SHARES OF ANY SERIES ARE ISSUED WITH THE PRIVILEGE OF CONVERSION;

         (H) VOTING POWERS, IF ANY; AND,

         (I) ANY OTHER RELATIVE RIGHTS AND PREFERENCES OF SHARES OF SUCH SERIES INCLUDING, WITHOUT LIMITATION, ANY RESTRICTION ON AN INCREASE IN THE NUMBER OF SHARES OF ANY SERIES THERETOFORE AUTHORIZED AND ANY LIMITATION OR RESTRICTION OF RIGHTS OR POWERS TO WHICH SHARES OF ANY FUTURE SERIES SHALL BE SUBJECT.

ADDITIONALLY RESOLVED THAT CUMULATIVE VOTING IN THE ELECTION OF DIRECTORS SHALL NOT BE PERMITTED BY THE CORPORATION.

ADDITIONALLY RESOLVED THAT A SHAREHOLDER OF THE CORPORATION SHALL NOT BE ENTITLED TO A PREEMPTIVE RIGHT TO PURCHASE, SUBSCRIBE FOR, OR OTHERWISE ACQUIRE ANY UNISSUED SHARES OF STOCK OF THE CORPORATION, OR ANY OPTIONS OR WARRANTS TO PURCHASE, SUBSCRIBE FOR OR OTHERWISE ACQUIRE ANY SUCH UNISSUED SHARES OR ANY SHARES, BONDS, NOTES, DEBENTURES, OR OTHER SECURITIES CONVERTIBLE INTO OR CARRYING OPTIONS OR WARRANTS TO PURCHASE, SUBSCRIBE FOR OR OTHERWISE ACQUIRE ANY SUCH UNISSUED SHARES.

THE AFOREMENTIONED RESOLUTIONS HAVE BEEN ADOPTED BY THE DIRECTORS OF THE CORPORATION, BY UNANIMOUS VOTE HELD THE 8TH DAY OF MAY, 1987.

ARTICLE THREE     The manner in which any exchange, reclassification or
                  cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, provided for or effected by this amendment, is as follows: (If not applicable, insert "No change")

                                    NO CHANGE

ARTICLE FOUR      (a) The manner in which said amendment effects a change
                  in the amount of paid-in capital (Paid-in capital replaces the terms Stated Capital and Paid in Surplus and is equal to the total of these accounts) is as follows: (If not applicable, insert "No change")

                                    NO CHANGE

                  (b) The amount of paid-in capital (Paid-in capital replaces the terms Stated Capital and Paid in Surplus and is equal to the total of these accounts) as changed by this amendment is as follows: (If not applicable, insert "No change")

                                    NO CHANGE

                                                     Before Amendment              After Amendment
                       Paid-in Capital               $1,000.00                     $1,000.00
                                                     ---------                     ---------

(1) The undersigned corporation has caused these articles to be signed by its duly authorized officers, each of whom affirm, under penalties of perjury, that the facts stated herein are true.

Dated  May 8, 1987                              LIFEWAY FOODS, INC.
      ------------                              -------------------

Attested by /s/ Ed Pucossi                      by /s/ Michael Smolyansky
            -------------------------------     ------------------------
            Ed Pucossi, Secretary                  Michael Smolyansky, President

                              ARTICLES OF AMENDMENT


Pursuant to the provisions of "The Business Corporation Act of 1983", the undersigned corporation hereby adopts these Articles of Amendment to its Articles of Incorporation.

ARTICLE ONE       The name of the corporation is      LIFEWAY FOODS, INC.
                                                 -------------------------------

ARTICLE TWO       The following amendment of the Articles of Incorporation
                  was adopted on May 8, 1987 in the manner indicated below.

                  By a majority of the incorporators, provided no directors were named in the articles of incorporation and no directors have been elected; or by a majority of the board of directors, in accordance with Section 10.10, the corporation having issued no shares as of the time of adoption of this amendment;

                  By a majority of the board of directors, in accordance with
                  Section 10.15, shares having been issued but shareholder action not being required for the adoption of the amendment;

             X By the shareholders, in accordance with Section 10.20, a resolution of the board of directors having been duly adopted and submitted to the shareholders. At a meeting of shareholders, not less than the minimum number of votes required by statute and by the articles of incorporation were voted in favor of the amendment;

                  By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by shareholders having not less than the minimum number of votes required by statute and by the articles of incorporation. Shareholders who have not consented in writing have been given notice in accordance with Section 7.10;

                  By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors have been duly adopted and submitted to the shareholders. A consent in writing has been signed by all the shareholders entitled to vote on this amendment.

                                   Resolution

         RESOLVED, that the Articles of Incorporation be amended to read as follows:

ARTICLE FOUR Paragraph 1: The authorization shares shall be:

CLASS                PAR VALUE               NUMBER OF SHARES AUTHORIZED
-----                ---------               ---------------------------
COMMON                  NPV                          10,000,000
PREFERRED               NPV                          2,500,000

ARTICLE THREE     The manner in which any exchange, reclassification or
                  cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, provided for or effected by this amendment, is as follows: (If not applicable, insert "No change")

                                    NO CHANGE

ARTICLE FOUR      (a) The manner in which said amendment effects a change
                  in the amount of paid-in capital (Paid-in capital replaces the terms Stated Capital and Paid in Surplus and is equal to the total of these accounts) is as follows: (If not applicable, insert "No change")

                                    NO CHANGE

                  (b) The amount of paid-in capital (Paid-in capital replaces the terms Stated Capital and Paid in Surplus and is equal to the total of these accounts) as changed by this amendment is as follows: (If not applicable, insert "No change")

                                    NO CHANGE

                                                              Before Amendment              After Amendment

                            Paid-in Capital                   ----------------              ---------------

(1) The undersigned corporation has caused these articles to be signed by its duly authorized officers, each of whom affirm, under penalties of perjury, that the facts stated herein are true.

Dated  June 26, 1989                           LIFEWAY FOODS, INC.
      --------------                           -------------------

Attested by /s/ George Allen                   by /s/ Michael Smolyansky
            -------------------------------    ------------------------
            George Allen, Secretary               Michael Smolyansky, President

        STATEMENT OF CHANGE OF REGISTERED AGENT AND/OR REGISTERED OFFICE


1.       CORPORATE NAME:       LIFEWAY FOODS, INC.
                               -------------------

2.       STATE OR COUNTRY OF INCORPORATION:            ILLINOIS
                                                       --------

3. Name and address of the registered agent and registered office as they appear on the records of the office of the Secretary of State (before change):

                   Registered Agent   Mitchell          D.            Pawlan
                                      -----------------------------------------
                                      First Name   Middle Name       Last Name

                   Registered Office  211       Waukegan Road,       Suite 300
                                      -----------------------------------------
                                      Number      Street             Suite No.

                                      Northfield      60093            Cook
                                      -----------------------------------------
                                      City           Zip Code          County

4. Name and address of the registered agent and registered office shall be (after all changes herein reported):

                   Registered Agent   Yuri            A.            Pinsker
                                      -----------------------------------------
                                      First Name  Middle Name       Last Name

                   Registered Office  6431        West Oakton,       Suite D
                                      -----------------------------------------
                                      Number       Street            Suite No.

                                      Morton Grove    60053            Cook
                                      -----------------------------------------
                                      City           Zip Code         County

5. The address of the registered office and the address of the business office of the registered agent, as changed, will be identical.

6.       The above change was authorized by: ("X" one box only)

         a.       X   By resolution duly adopted by the board of directors.

         b.       By action of the registered agent.

NOTE: When the registered agent changes, the signatures of both president and secretary are required.

7.       (If authorized by the board of directors, sign here.)
         The undersigned corporation has caused this statement to be signed by its duly authorized officers, each of whom affirms, under penalties of perjury, that the facts stated herein are true.


DATED    May 17,  1999.                      LIFEWAY FOODS, INC.
        ---------------                      ---------------------------------

Attested by  /s/ VALERIY NIKOLENKO           by   /s/ MICHAEL SMOLYANSKY
             -------------------------            -----------------------------
              VALERIY NIKOLENKO, SEC'Y            MICHAEL SMOLYANSKY, PRESIDENT